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                                                               Exhibit 10(c)(i)

                             STOCK OPTION AGREEMENT
                             ----------------------

                 POTLATCH CORPORATION 2000 STOCK INCENTIVE PLAN
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         THIS AGREEMENT made and entered into the day specified in the attached addendum to this Agreement by and between POTLATCH CORPORATION, a Delaware
                                          --------------------
corporation (the "Corporation") and the employee of the Corporation named in the attached addendum ("Employee"),

                              W I T N E S S E T H:

         That to encourage stock ownership by employees of the Corporation and for other valuable consideration, the parties agree as follows:

         1.       Definitions.
                  -----------

         (a)      "Agreement" means this stock option agreement.
                   ---------

         (b)      "Board" means the Board of Directors of the Corporation.
                   -----

         (c)      "Change in Control" means an event or transaction described
                   -----------------
in Subparagraph (a), (b), (c) or (d) of Paragraph 3.

         (d)      "Code" means the Internal Revenue Code of 1986, as amended.
                   ----

         (e)      "Common Stock" means the $1 par value Common Stock of the
                   ------------
Corporation.

         (f)      "Committee" means the committee appointed by the Board to
                   ---------
administer the Plan.

         (g)      "Corporation" means Potlatch Corporation, a Delaware
                   -----------
corporation.

         (h)      "Date of Grant" means the date on which the Committee
                   -------------
determined to grant this Option, as specified in Section 1 of the addendum to this Agreement.

         (i)      "Disability" means the Employee is unable to engage in any
                   ----------
substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of at least 12 months.

         (j)      "Exercise Price" means the price per Share designated in
                   --------------
Section 2 of the addendum to this Agreement at which this Option may be exercised.

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         (k)      "Fair Market Value" of a Share as of a specified date means
                   -----------------
the closing price at which Shares are traded at the close of business on such date as reported in the New York Stock Exchange composite transactions published in the Western Edition of The Wall Street Journal, or if no trading of Shares is reported for that day, on the next preceding day on which trading was reported.

         (1)      "Incentive Stock Option" means an Option described in Code
                   ----------------------
section 422(b).

         (m)      "Nonqualified Stock Option" means an Option other than an
                   -------------------------
Incentive Stock Option.

         (n)      "Option" means a stock option granted pursuant to the Plan.
                   ------

         (o)      "Option Period" means the term of this Option as provided in
                   -------------
Paragraph 3 of this Agreement.

         (p)      "Partial Exercise" means an exercise with respect to less
                   ----------------
than all of the vested but unexercised Shares subject to Option held by the person, exercising the Option.

         (q)      "Plan" means the Potlatch Corporation 2000 Stock Incentive
                   ----
Plan, pursuant to which the parties have entered into this Agreement.

         (r)      "Purchase Price" means the Exercise Price times the number
                   --------------
of whole shares with respect to which this Option is exercised.

         (s)      "Securities Act" means the Securities Act of 1933, as amended.
                   --------------

         (t)      "Share" means one share of Common Stock, adjusted in
                   -----
accordance with Section 13 of the Plan.

         (u)      "Subsidiary" means any corporation in an unbroken chain of
                   ----------
corporations beginning with the Corporation if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2. The Corporation grants to Employee the option to purchase that number of shares of Common Stock specified in Section 3 of the addendum to this Agreement for the Exercise Price specified in Section 2 of the addendum to this Agreement, on the terms and conditions stated in this Agreement.

         This Option has been granted pursuant to the Plan, a copy of the text of which Employee may obtain upon request to the Corporation.

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         3.       Subject to the conditions stated in this Agreement, unless a different period is specified in Section 5 of the addendum to this Agreement, the period during which the option may be exercised (the "Vesting Schedule") shall be as follows:

         Number of Shares                      Vesting Schedule*
         ----------------                      -------------------

50% of the number of shares                From one year from the Date
specified in Section 3 of                  of Grant to end of term for
the addendum                               Option

50% of the number of shares                From two years from the
specified in Section 3 of                  Date of Grant to end of
the addendum                               term for Option

         Beginning six months after the Date of Grant, Employee shall have the right to exercise the Option (or to call the related stock appreciation right as described in Paragraph 4), in whole or in part:

                  (a) Upon consummation of a reorganization, merger or consolidation involving the Corporation (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then outstanding shares of Common Stock (the "Outstanding Common Stock") and the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities") immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation either directly or through one or more subsidiaries), (B) no Person (as defined in subparagraph (c) below) (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or such other corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership is based on the beneficial ownership, directly or indirectly, of Outstanding Common Stock or Outstanding Voting Securities immediately prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement,

--------------------------------
* See Paragraph 5 for further explanation of end of term for Option.

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         or of the action of the Board, providing for such Business
         Combination; provided, however, if the Corporation and the other party to the Business Combination agree that the transaction is to be treated as a pooling of interests for financial reporting purposes, and if the transaction in fact is so treated, then the right to exercise the Option (or to call the related stock appreciation right) shall not be accelerated upon consummation of the Business Combination to the extent that the Corporation's independent accountants and the other party's independent accountants separately determine in good faith that the acceleration would preclude the use of pooling of interests accounting; or

                  (b) On the date that individuals who, as of December 2, 1999 constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to December 2, 1999 whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors, an actual or threatened solicitation of proxies or consents or any other actual or threatened action by, or on behalf of any Person other than the Board; or

                  c) Upon the acquisition after December 2, 1999 by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then Outstanding Common Stock or (B) the combined voting power of the Outstanding Voting Securities; provided, however, that the following acquisitions shall not be deemed to be covered by this subsection (c): (x) any acquisition of Outstanding Common Stock or Outstanding Voting Securities by the Corporation, (y) any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or (z) any acquisition of Outstanding Common Stock or Outstanding Voting Securities by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (a) of this Paragraph 3; or

                  (d) Upon the consummation of the sale of all or substantially all of the assets of the Corporation or approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

         4. In the event of a Change in Control, this Option shall automatically include a stock appreciation right that may be called by the Employee. After a Change in Control event, the Employee may surrender all or part of this Option and exercise the stock appreciation right in lieu of exercising all or any part of this Option, provided that at least

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six months have elapsed from the Date of Grant and that the Fair Market Value of the Common Stock on the date of such exercise is higher than the Exercise Price specified in Section 2 of the addendum to this Agreement. The exercise of a stock appreciation right is referred to in this Paragraph 4 as the "call". Upon the call of a stock appreciation right, Employee shall be entitled to receive payment of an amount equal to the difference obtained by subtracting the aggregate option price of the shares subject to the Option (or the portion of such Option) from the Fair Market Value of such Shares on the date of such call. In the case of a stock appreciation right that is called after an event described in Paragraph 3(a) or 3(d), for purposes of measuring the value of the stock appreciation right, "Fair Market Value" shall be the greater of (a) the value of the consideration per share that the Employee would have received in connection with the transaction described in Paragraph 3(a) or 3(d) as a stockholder of the Corporation if he or she had exercised the Option immediately prior to the event described in Paragraph 3(a) or 3(d) or (b) the value determined as of the date of the call in good faith by the Committee (as composed on the day preceding the date of consummation of the transaction described in Paragraph 3(a) or 3(d)), taking into consideration all relevant facts and circumstances.

         For all purposes under this Agreement (unless the context requires otherwise), the terms "exercise" or "exercisable" shall be deemed to include the terms "call" or "callable" as such terms may apply to a stock appreciation right, and in the event of the call of a stock appreciation right the underlying Option will be deemed to have been exercised for all purposes under the Plan.

         Payment of a stock appreciation right shall be made as soon as reasonably practicable following receipt by the Corporation of the notice described in Paragraph 8. Unless otherwise required by the Plan, payment of the stock appreciation right shall be made in such form as may be permitted pursuant to the rules and regulations adopted from time to time by the Committee, as in effect on the date the stock appreciation right is called.

         5. The term of this Option shall end and this Option shall not be exercisable after seven years from the Date of Grant if this Option is designated as an Incentive Stock Option in Section 4 of the addendum to this Agreement or 10 years from the Date of Grant if this Option is designated as a Nonqualified Stock Option in Section 4 of such addendum or, if earlier, upon the termination of Employee's employment with the Corporation or its Subsidiaries, subject to the following provisions:

                  (a) If the termination of employment is caused by Employee's death, this Option, to the extent that it was exercisable under Paragraph 3 of this Agreement at the date of death and had not previously been exercised, may be exercised at any time before the end of the Option Period as specified in the Option Agreement by Employee's executors or administrators or by any person or persons who shall have acquired this Option directly from Employee by bequest or inheritance.

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                  (b)     If the termination of employment is caused by
         Disability or Early, Normal or Late Retirement under the Potlatch Corporation Salaried Employees' Retirement Plan, this Option, to the extent it was exercisable under Paragraph 3 of this Agreement at the date of such termination and had not previously been exercised, may be exercised at any time before the end of the Option Period as specified in the Option Agreement.

                  (c) If the termination of employment is for any reason other than death, Disability, or Early, Normal or Late Retirement under the Potlatch Corporation Salaried Employees' Retirement Plan, this Option, to the extent that it was exercisable under Paragraph 3 of this Agreement at the date of such termination and had not previously been exercised, may be exercised within three months after the date of such termination; provided that in such case the right to call a stock appreciation right as described in Paragraph 4 shall terminate on the date Employee's employment terminates unless Employee requests and the Committee permits the call of the stock appreciation right within three months after the date of such termination. Notwithstanding the foregoing, if the termination of employment is by reason of Employee's misconduct, the option shall cease to be exercisable or callable at the time of such termination. As used in this Paragraph, "misconduct" means that Employee has engaged in unfair competition with the Corporation or a Subsidiary, induced any customer of the Corporation or a Subsidiary to breach any contract with the Corporation or a Subsidiary, made any unauthorized disclosure of any of the secrets or confidential information of the Corporation or a Subsidiary, committed an act of embezzlement, fraud or theft with respect to the property of the Corporation or a Subsidiary, or engaged in conduct which is not in good faith and which directly results in material loss, damage or injury to the business, reputation or employees of the Corporation or a Subsidiary. The Committee shall determine whether Employee's employment is terminated by reason of misconduct. In making such determination the Committee shall act fairly and shall give Employee an opportunity to be heard and present evidence on Employee's behalf.

         6. The Corporation agrees that it will at all times during the Option Period reserve and keep available sufficient authorized but unissued or reacquired Common Stock to satisfy the requirements of this Agreement. The number of Shares reserved and the Exercise Price shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares by reason of stock dividends, stock splits, consolidations, recapitalizations, reorganizations or like events, as determined by the Committee pursuant to the Plan.

         7. Subject to any required action by the stockholders, if the Corporation shall be a party to any merger, consolidation or other reorganization, this Option shall apply to the securities to which a holder of the number of Shares subject to this Option would have been entitled.

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         8.     Employee, or Employee's representative, may exercise 20% or more of the portion of this Option that has become vested under Paragraph 3 of this Agreement by giving written notice to the Corporation at Spokane, Washington, attention of the Vice President, Employee Relations, specifying the election to exercise the Option, the number of Shares for which it is being exercised and the method of payment for the amount of the Purchase Price of the Shares for which this Option is exercised. Such payment shall be made:

                (a) In United States dollars delivered at the time of exercise;

                (b) Subject to the conditions stated in rules and regulations adopted by the Committee, by the surrender of Shares in good form for transfer, owned by the person exercising this Option and having an aggregate Fair Market Value on the date of exercise equal to the Purchase Price; or

                (c) In any combination of Subparagraphs (a) and (b) above, if the total of the cash paid and the Fair Market Value of the Shares surrendered equals the Purchase Price of the Shares for which this Option is being exercised.

         The notice shall be signed by the person or persons exercising this Option, and in the event this Option is being exercised by the representative of Employee, shall be accompanied by proof satisfactory to the Corporation of the right of the representative to exercise the Option. No Share shall be issued until full payment has been made. After receipt of full payment, the Corporation shall cause to be issued a certificate or certificates for the Shares for which this Option has been exercised, registered in the name of the person or persons exercising the Option (or in the name of such person or persons and another person as community property or as joint tenants), and cause such certificate or certificates to be delivered to or upon the order of such person or persons.

         9. If any payments or transfers to or for the benefit of the Employee are deemed an "excess parachute payment" as defined in Section 280G of the Internal Revenue Code of 1986 (the "Code") subject to the excise tax imposed by Section 4999 of the Code, the Corporation shall pay to the Employee an additional amount such that the total amount of all such payments and benefits (including payments made pursuant to this Section) to the Employee shall equal the total amount of all such payments and benefits to which the Employee would have been entitled (but for this Section) net of all applicable federal, state and local taxes except the excise tax. For purposes of this Section, the Employee shall be deemed to pay federal, state and local taxes at the highest marginal rate of taxation for the applicable calendar year. The amount of the payment to the Employee shall be estimated by the firm of independent certified public accountants serving as the outside auditor of the Corporation, as of the date of the applicable event as described in Paragraph 3(a) through 3(d).

         10. In the event the Corporation determines that it is required to withhold state or federal income tax as a result of the exercise of this Option, as a condition to the

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exercise of the Option, Employee will make arrangements satisfactory to the
Corporation to enable it to satisfy such withholding requirements.

         11. Neither Employee nor Employee's representative shall have any rights as a stockholder with respect to any Shares subject to this Option until such Shares shall have been issued to Employee or Employee's representative.

         12. Unless at the time Employee gives notice of the exercise of this Option, the Shares to be issued are registered under the Securities Act, the notice shall include a statement to the effect that all Shares for which this Option is being exercised are being purchased for investment, and without present intention of resale, and will not be sold without registration under the Securities Act or exemption from registration, and such other representations as the Committee may require. The Corporation may permit the sale or other disposition of any Shares acquired pursuant to any such representation if it is satisfied that such sale or other disposition would not contravene applicable state or federal securities laws. Unless the Corporation shall determine that, in compliance with the Securities Act or other applicable statute or regulation, it is necessary to register any of the Shares for which this Option has been exercised, and unless such registration, if required, has been completed, certificates to be issued upon the exercise of this Option shall contain the following legend:

                "The Shares represented by this certificate have not been registered under the Securities Act of 1933 and may be offered, sold or transferred only if registered pursuant to the provisions of that Act or if an exemption from registration is available."

         13. Except as otherwise provided in this Agreement, this Option and the rights and privileges conferred by this Agreement shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option, or of any right or privilege conferred by this Agreement, contrary to the provisions of this Paragraph, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred by this Agreement, this Option and the rights and privileges conferred by this Agreement shall immediately become null and void.

         14. Nothing in this Agreement shall be construed as giving Employee the right to be retained as an employee or as impairing the rights of the Corporation to terminate his or her employment at any time, with or without cause.

         15. This Agreement shall be interpreted and construed in accordance with the laws of the State of Delaware without regard to choice of law principles.

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                       ADDENDUM TO STOCK OPTION AGREEMENT
                 POTLATCH CORPORATION 2000 STOCK INCENTIVE PLAN

Name of Employee: ___________________________

1.     Date of Grant:    ________________

2. Exercise Price: $_____ per share, which is agreed to be one hundred percent (100%) of the Fair Market Value of the common stock subject to the Option on the Date of Grant.

3. The number of Shares subject to this Stock Option Agreement is _______, subject to adjustment as provided in Section 13 of the Plan and Paragraph 6 of this Stock Option Agreement.

4.     This Option is:  A Nonqualified Stock Option

5. The Vesting Schedule for this Option is: The schedule specified in Paragraph 3 of the Stock Option Agreement, except that no exercise or call will be permitted for a fractional Share.

The document entitled Stock Option Agreement -- Potlatch Corporation 2000 Stock Incentive Plan is incorporated by this reference into this addendum.

IN WITNESS WHEREOF, the Corporation has caused this addendum to the Stock
------------------
Option Agreement to be executed on its behalf by its duly authorized representative, and the Employee has executed the same on the date indicated below.

                                             POTLATCH CORPORATION

Date: ________________  By   ____________________________________
                                Vice President Employee Relations

Date: ________________  By   ____________________________________
                                          Employee

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